Exhibit 10.28

FIRST AMENDMENT TO

REAL ESTATE PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO REAL ESTATE PURCHASE AND SALE AGREEMENT (this “Amendment”) is made as of October 13, 2006 by and between TRANSWESTERN SF PARTNERS I, L.P., a Delaware limited partnership (“Seller”), and KBS CAPITAL ADVISORS LLC, a Delaware limited liability company (“Purchaser”).

RECITALS

A. Seller and Purchaser previously entered into that certain Real Estate Purchase and Sale Agreement dated as of October 5, 2006 relating to a real estate project commonly known as Southpark Commerce Center II, 4509 Freidrich Lane, Austin, Texas 78744 (the “Original Agreement”). All capitalized terms not otherwise defined herein shall have the meaning specified in the Original Agreement.

B. Seller and Purchaser desire to amend the Original Agreement as set forth below.

AGREEMENTS

NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby amend the Original Agreement as follows:

1. Approval Date Extension. The Approval Date is hereby extended from November 6, 2006 to November 8, 2006. The Closing Date remains November 28, 2006.

2. Miscellaneous. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. This Amendment may be executed and delivered by facsimile or computer-scanned image signatures. In the event of any conflict or inconsistency between the terms of this Amendment and the terms of the Original Agreement, the terms of this Amendment shall govern and control. Except as expressly amended hereby, the Original Agreement is in full force and effect and the terms and conditions thereof are ratified, confirmed and reaffirmed in their entirety. From and after the date hereof, all references to the Original Agreement shall be deemed references thereto as amended hereby.

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IN WITNESS WHEREOF the undersigned have executed this Amendment as of the above date.

PURCHASER:		SELLER:

KBS CAPITAL ADVISORS LLC		TRANSWESTERN SF PARTNERS I, L.P.

		By:	Transwestern SF GP I, L.L.C., its general partner

By:	/s/ Authorized Signatory		By:	Aslan Realty Partners II, L.P., an Illinois limited partnership, member

Name:				By:	Aslan GP II, L.L.C., a Delaware limited liability company, general partner

Title:					By:	/s/ Authorized Signatory
Name:
Title:

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